LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectus dated May 1, 2008

The Board of Directors of Lazard Retirement Series, Inc. (the “Fund”) has approved the closing of Lazard Retirement U.S. Small Cap Equity Value Portfolio (the “Portfolio”), a portfolio of the Fund.  Effective immediately, the Portfolio will no longer accept investments.

FUND MANAGEMENT

Portfolio Management

The following information replaces any contrary information contained in the Prospectus:

Retirement U.S. Small Cap Equity Portfolio—Daniel Breslin (since May 2007), Michael DeBernardis (since September 2007) and Andrew D. Lacey* (since May 2003)

*	As a Deputy Chairman of the Investment Manager, Mr. Lacey is ultimately responsible for overseeing this
Portfolio.

January 16, 2009